--------------------------------------------------------------------------------



                              PROSPECT STREET(R)

                          HIGH INCOME PORTFOLIO INC.








                                 SEMI-ANNUAL
                                    REPORT
                                APRIL 30, 2000






                                     [Logo]

                                                                 June 19, 2000

LETTER TO STOCKHOLDERS

Dear Stockholders:
    On April 28, 2000, the Fund's net asset value was $6.09, as compared to $6.98 on October 29, 1999. During the six-month period ended April 30, 2000, the Fund paid dividends to common stockholders in the amount of $0.58 per share; the total dividends paid for the trailing twelve-month period were $1.21 per share.

NEW ADVISER:
    On January 21, 2000, Highland Capital Management, L.P. became the Fund's investment adviser. This change was approved at the special stockholders' meeting held on December 12, 1999.

    At that meeting, stockholders elected six new board members and re-elected four board members. Two of the re-elected Directors, John S. Albanese and Christopher E. Roshier, served through June 9, 2000 at which time they agreed to serve in a non-voting, advisory capacity until the 2000 annual stockholders' meeting. On behalf of the remaining Directors and Highland Capital Management, L.P., we would like to thank them for their years of dedication and service to the Fund on behalf of its stockholders.

NEW OFFICERS:
    At the regular meeting of the Board of Directors, held on February 4, 2000, the Board elected new officers of the Fund. James D. Dondero was elected President, Mark K. Okada Executive Vice President and R. Joseph Dougherty Senior Vice President.

DIVIDEND RATE:
    On May 3, 2000, the Board of Directors voted to reduce the monthly dividend from the then current rate of $0.095 per share to $0.075 per share. As a result of the current market environment and portfolio repositioning, the dividend was adjusted to be more reflective of the portfolio's current earning rate.

    On June 9, 2000, the Board of Directors adopted a new policy of declaring dividends on a three-month forward basis. On that date, a dividend of $0.075 per share was declared for the months of June, July and August 2000.

THE HIGH YIELD MARKET:
    The high yield market continued to exhibit strength until the fall of the equity markets in March 2000. Since that time, reduced liquidity and limited new issue volume have characterized the high yield market. High yield mutual fund flows experienced a net outflow of $4.47 billion from October 28, 1999 to April 26, 2000. The new issue market for the first quarter of 2000 was $16.8 billion, slightly over one-half of the new issue volume in the first quarter of 1999, and less than one-fifth of the new issue volume for 1999.

    The high yield market, as measured by the B, CCC and Distressed DLJ High Yield Indices, generated total returns of 1.07%, (3.82%), and (7.14%), respectively, for the six-month period ending April 28, 2000. At April 28, 2000, the spread between high yield securities and comparable U.S. Government securities stood at 654 basis points up from 616 basis points at October 29, 1999 and 549 basis points at December 31, 1999. Widening credit spreads have dramatically reduced primary bond issuance. Only recently have we seen meaningful improvement in the primary and secondary markets. However, buyers have been re-entering the market with considerable caution as a result of this reduced liquidity, continued ratings downgrades and rising default rates.

THE FUND'S INVESTMENTS:
    The Fund's total return based on net asset value per share for the six months ended April 30, 2000, assuming reinvestment of dividends, was approximately (4.87%). The Fund's total investment return based on market price per share was (10.97%) for the same period. The variation from the total return on net assets is attributable to the decline in the per share market value premium from 15.04% to 8.65% during the period.

    As of April 30, 2000, the Fund held 100 issues representing 31 industry groups. Cash and short-term investments represented approximately 0.02% of the Fund's holdings. The average market price of the Fund's high yield securities was approximately $63.89 with an average coupon of 10.5%. At April 30, 2000, the Fund was generating monthly net investment income of approximately $0.075 per common share.

INVESTMENT OUTLOOK:
    While still showing signs of sluggishness, the high yield market appears to be firming from its lows in March and April 2000. Some of the positive factors which could extend this strengthening and benefit the high yield market in particular are:

    1. The U.S. domestic economy continuing to exhibit moderate strength, which is a positive for the high yield asset class.

    2. The moderation in the actual default rate versus industry projections could increase bond prices from the currently depressed levels as a result of increased confidence in the high yield sector.

    3. The continued improvement in market liquidity could give way to a more healthy new issue calendar.

    4. The current yields available in the high yield market continue to offer attractive returns.

    Some of the factors that could negatively impact the high yield market are:

    1. A continuing Federal Reserve policy to raise interest rates that could change investor psychology, as the possibility of a recession would become more probable.

    2. Continued high default rates.

    3. Continued credit rating downgrades by the major rating agencies.

    4. High levels of cash outflows from high yield mutual funds that could result in further depressing bond prices as the funds are forced to sell investments into a less liquid market.

LEVERAGE:
    On January 21, 2000, the Fund repaid all borrowings under its $50 million revolving credit facility with BankBoston, N.A., as lender and agent. The funds required to repay the outstanding balance were borrowed by the Fund under a new floating rate, $75 million revolving credit facility with Bank of America, N.A., as lender and agent. At April 30, 2000, the Fund had an outstanding borrowing of $75 million under this facility at an average interest rate of 6.80%.

INVESTMENT POLICIES:
    The Board recently granted the Fund the ability to purchase equity securities in connection with its holdings of debt securities to create synthetic units, which are similar to units consisting of debt and warrants that the Fund is permitted to purchase.

CONCLUSION:
    While not fully recovered from its decline since the events in March 2000, the high yield market has been exhibiting signs of a rebound and presents investors with an attractive return opportunity.

    Management continues to evaluate the Fund's investments, seeking to maximize the Fund's total return on net assets.

                                        Respectfully submitted,

                                    /s/ James Dondero

                                        James Dondero
                                        President


                                    /s/ Mark Okada

                                        Mark Okada
                                        Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2000

FIXED INCOME -- 92.39%
                                                                                                    Ratings
                                                                                             -------------------
    Par                                                                                      Standard                    Value
   Value     Description                                                                     & Poor's    Moody's        (Note 2)
   -----     -----------                                                                     --------    -------        --------
             AEROSPACE AND DEFENSE -- 5.52%
$ 7,000,000  Loral Space & Communication Ltd., 9 1/2%, sr. notes, 01/15/06 ...............   B           B1           $  4,725,000
  3,000,000  Orbital Imaging Corp., 11 5/8%, sr. notes, series D, 03/01/05 ...............   CCC         NR              1,500,000
  6,900,000  Orbital Imaging Corp., 11 5/8%, sr. notes, series B, 03/01/05 ...............   CCC         NR              3,450,000
  5,000,000  Orbital Sciences Corp., 5%, conv. sub. notes, 10/01/02 ......................   B-          Caa1            3,556,250
                                                                                                                      ------------
                                                                                                                        13,231,250
                                                                                                                      ------------
             AUTOMOBILE -- 1.44%
  2,000,000  Collins & Aikman Products Co., 11 1/2%, gtd. sr. sub. notes, 04/15/06 .......   B           B2              1,960,000
  2,000,000  Venture Holdings Trust, 12%, sr. sub
             notes, 06/01/09 .............................................................   B-          B3              1,480,000
                                                                                                                      ------------
                                                                                                                         3,440,000
                                                                                                                      ------------
             BANKING -- 0.39%
  1,000,000  Ocwen Federal Bank FSB, 12%, sub. debs, 06/15/05 ............................   B+          B1                925,000
                                                                                                                      ------------
             BEVERAGE, FOOD AND TOBACCO -- 1.34%
  1,000,000  North Atlantic Trading Company, Inc., 11%, sr. notes, 06/15/04 ..............   B           B3                930,000
  1,000,000  SFC New Holdings, Inc., 12 1/8%, sr. notes, 10/01/02 ........................   CCC         CCC2              971,250
  2,000,000  Vlasic Foods International Inc., 10 1/4%, sr. sub. notes, series B, 07/01/09    B           Caa1            1,300,000
                                                                                                                      ------------
                                                                                                                         3,201,250
                                                                                                                      ------------
             BROADCASTING AND ENTERTAINMENT -- 18.17%
  7,000,000  CD Radio Inc., 14 1/2%, sr. secd. notes, 05/15/09 ...........................   CCC+        Caa1            6,527,500
 13,500,000  ICO Global Communications, 15%, U.S. unit sr. notes wt., 08/01/05(b) ........   NR          Ca              7,830,000
 10,200,000  Innova S DE R.L., 12 7/8%, sr. exch. notes, 04/01/07 ........................   B-          B3              9,200,000
  7,740,000  Orion Network, 11 1/4%, sr. notes, 01/15/ 07 ................................   B+          B2              5,185,800
 11,990,000  Satelites Mexicanos, 10 1/8%, sr. notes, 11/01/04 ...........................   B-          B3              8,992,500
  5,000,000  Silver Cinemas International Inc., 10 1/ 2%, sr. sub. notes, 04/15/05(c) ....   D           Ca              1,200,000
  1,000,000  Star Choice Communications, 13%, sr. secd. notes, 12/15/05 ..................   B+          B3              1,015,000
  4,000,000  XM Satellite Radio, Inc., 14%, sr. secd., 03/15/10 ..........................   NR          NR              3,600,000
                                                                                                                      ------------
                                                                                                                        43,550,800
                                                                                                                      ------------
             BUILDINGS AND REAL ESTATE -- 2.43%
  2,000,000  Fortress Group Inc., 13 3/4%, sr. notes, 05/15/03 ...........................   NR          B3              1,160,000
  2,000,000  HMH Properties, 7 7/8%, sr. notes, series B, 08/01/08 .......................   BB          Ba2             1,730,000
  3,000,000  Penhall Acquisition Corporation, 12%, sr. notes, 08/01/06 ...................   B-          B3              2,940,000
                                                                                                                      ------------
                                                                                                                         5,830,000
                                                                                                                      ------------
             CARGO TRANSPORT -- 0.79%
  2,000,000  Global Health Sciences, 11%, sr. notes, 05/01/08 ............................   CCC+        Caa1              800,000
  1,500,000  MTL Inc., 10%, sr. sub. notes, series B, 06/15/06 ...........................   B-          B3              1,095,000
                                                                                                                      ------------
                                                                                                                         1,895,000
                                                                                                                      ------------
             CHEMICALS, PLASTICS AND RUBBER -- 0.10%
    750,000  Moll Industries, 10%, sr. sub. notes, 07/01/08 ..............................   B-          B3                240,000
                                                                                                                      ------------
             CONTAINERS, PACKAGING AND GLASS -- 3.18%
    500,000  Portola Packaging Inc., 10 3/4%, sr. notes, 10/01/05 ........................   B           B3                435,000
  2,000,000  Precise Technology Inc., 11 1/8%, sr. sub. notes, series B, 06/15/07 ........   B-          B3              1,760,000
  2,000,000  TEKNI-PLEX INC., 11 1/4%, sr. sub. notes, series B, 04/01/07 ................   B-          B3              2,060,000
  2,000,000  Sweetheart Cup Company Inc., 9 5/8%, sr. secd. notes, 09/01/00 ..............   B+          B2              1,990,000
  1,500,000  Sweetheart Cup Company Inc., 10 1/2%, sr. sub. notes, 09/01/03 ..............   B-          Caa1            1,380,000
                                                                                                                      ------------
                                                                                                                         7,625,000
                                                                                                                      ------------
             DIVERSIFIED NATURAL RESOURCES AND PRECIOUS METALS -- 4.48%
  5,999,000  ANKER Coal Group Inc., 14 1/4%, sr. secd. notes series B, 09/01/07 ..........   CCC         Caa2            2,699,550
 23,000,000  Uniforet Inc., 11 1/8%, sr. notes, 10/15/06 (c) .............................   D           Ca              8,050,000
                                                                                                                      ------------
                                                                                                                        10,749,550
                                                                                                                      ------------
             DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 2.10%
  2,000,000  American Tissue Inc, 12 1/2%, sr. secd. notes, 07/15/06 .....................   B+          B3              2,050,000
  1,000,000  AXIA Inc., 10 3/4%, sr. sub. notes, 07/15/08 ................................   B-          B3                762,500
  3,000,000  Clark Material Handling, 10 3/4%, sr. notes series D, 11/15/06(b) ...........   NR          Ca                225,000
  4,000,000  Pentacon Inc., 12 1/4%, sr. sub. notes, 04/01/09 ............................   B-          B3              2,000,000
                                                                                                                      ------------
                                                                                                                         5,037,500
                                                                                                                      ------------
             DIVERSIFIED/CONGLOMERATE SERVICE -- 1.17%
  4,000,000  Local Rent, 10 1/4%, sr. notes series B, 10/01/05 ...........................   B+          B3              2,800,000
                                                                                                                      ------------
             ECOLOGICAL -- 0.08%
    500,000  GNI Group Inc., 10 7/8%, sr. notes, 07/15/05 ................................   CCC         B2                200,000
                                                                                                                      ------------
             ELECTRONICS -- 6.36%
  1,700,000  Anacomp, Inc., 10 7/8%, sr. sub. notes series D, 04/01/04 ...................   B-          B3              1,564,000
  1,000,000  COVAD Communications Group Inc., 12 1/2%, sr. disc. notes, 02/15/09 .........   B-          B3                960,000
  5,750,000  Orbcomm Global LP, 14%, sr. notes, 08/15/04 .................................   CCC         Caa1            5,232,500
  3,000,000  Rhythms Net Connections, 12 3/4%, notes, 04/15/09 ...........................   CCC         B3              2,535,000
  2,000,000  Special Devices Inc., 11 3/8%, sr. sub. notes, 12/15/08 .....................   CCC+        Caa2            1,310,000
  4,500,000  Vialog Corporation, 12 3/4%, sr. notes series B, 11/15/01 ...................   B-          Caa1            3,645,000
                                                                                                                      ------------
                                                                                                                        15,246,500
                                                                                                                      ------------
             FINANCE -- 2.43%
  1,115,625  Altiva Financial Corporation, 12%, conv. secd. sr. notes, 06/15/06, 144A ....   NR          NR                787,502
  2,000,000  Bank Plus Corporation, 12%, sr. notes, 07/18/07 .............................   NR          NR              1,480,000
    500,000  Hawthorne Financial Corporation, 12 1/2%, sr. notes, 12/31/04 ...............   NR          NR                455,000
  1,500,000  Life Financial, 0.99%, 03/15/04 .............................................   NR          NR              1,440,000
  2,000,000  Resource America Inc., 12%, sr. notes, 08/01/04 .............................   B-          Caa1            1,660,000
                                                                                                                      ------------
                                                                                                                         5,822,502
                                                                                                                      ------------
             GROCERY -- 0.25%
    935,000  Homeland Stores Inc., 10%, sr. notes, 08/01/03 ..............................   NR          NR                607,750
                                                                                                                      ------------
             HEALTHCARE, EDUCATION AND CHILDCARE -- 1.51%
  3,000,000  La Petite Academy, Incorporated, 10%, sr. notes, series B, 05/15/08 .........   B-          B3              1,815,000
  1,000,000  Omnicare Inc., 5%, conv. sub. debs., 12/01/07 ...............................   BBB-        Ba3               783,750
  5,000,000  PHP Healthcare, 6 1/2%, conv. sub. debs., 12/15/02(b) .......................   NR          NR                150,000
  1,000,000  Schein Pharmaceutical, 9.04%, sr. notes, 12/15/04 ...........................   CCC+        Caa1              881,250
                                                                                                                      ------------
                                                                                                                         3,630,000
                                                                                                                      ------------
             HOME AND OFFICE FURNISHINGS, HOUSEWARES AND DURABLES -- 3.33%
  2,000,000  Derby Cycle Corp., 10%, sr. notes, 05/15/08 .................................   CCC         Caa1            1,250,000
  5,000,000  O'Sullivan Industries, 13 3/8%, unit sr. sub. notes wt. exp., 10/15/09 ......   B-          B3              4,850,000
  5,205,000  U.S. Office Products Co., 9 3/4%, sr. sub. notes, 06/15/08 ..................   CCC-        Ca              1,873,800
                                                                                                                      ------------
                                                                                                                         7,973,800
                                                                                                                      ------------
             HOTELS, MOTELS, INNS AND GAMING -- 1.45%
  3,000,000  Epic Resorts LLC, 13%, sr. secd. notes series B, 06/15/05 ...................   B-          B3              1,890,000
  2,550,000  La Quinta Inns, Inc., 7.27%, 02/26/07 .......................................   BB-         Ba2             1,581,000
                                                                                                                      ------------
                                                                                                                         3,471,000
                                                                                                                      ------------
             LEISURE, AMUSEMENT AND ENTERTAINMENT -- 2.24%
  4,200,000  Booth Creek Ski Holdings, 12 1/2%, sr. notes series B, 03/15/07 .............   CCC         Caa1            3,108,000
  1,000,000  Marvel III Holdings Inc., 12%, sr. notes, 06/15/09 ..........................   NR          NR                730,000
 20,125,000  Marvel III Holdings Inc., 0%, sr. secd. disc. notes, series B, 04/15/98(c) ..   NR          NR                      0
  2,000,000  Outboard Marine Corp., 10 3/4%, sr. notes, 06/01/08 .........................   B           B3              1,480,000
  2,000,000  Premier Cruises Ltd., 11%, sr. notes, 03/15/08, 144A(c) .....................   D           NR                 60,000
                                                                                                                      ------------
                                                                                                                         5,378,000
                                                                                                                      ------------
             MACHINERY (NON AGRICULTURAL, NON CONSTRUCTION AND
              NON ELECTRONIC) -- 0.12%
    380,000  High Voltage Engineering, 10 1/2%, sr. notes, 08/15/04 ......................   B+          B3                290,700
                                                                                                                      ------------
             MINING, STEEL, IRON AND NON PRECIOUS METALS -- 3.81%
    290,820  Bramalea, 11 1/8%, 03/22/98(c) ..............................................   NR          NR                      0
  1,500,000  Continental Global Group, 11%, sr. notes series B, 04/01/07 .................   B-          B3                600,000
  2,000,000  Haynes International Inc., 11 5/8%, sr. notes, 09/01/04 .....................   B-          B3              1,100,000
  2,850,000  Renco Steel Holding, 10 7/8%, sr. secd. notes series B, 02/01/05 ............   B-          Caa2            2,565,000
  3,180,000  Reunion Industries Inc., 13%, sr. notes purch. offer waiver, 05/01/03 .......   B-          B2              3,014,800
  2,000,000  WHX Corp., 10 1/2%, sr. notes, 04/15/05 .....................................   B-          B3              1,855,000
                                                                                                                      ------------
                                                                                                                         9,134,800
                                                                                                                      ------------
             OIL AND GAS -- 4.82%
  3,125,000  Belden & Blake Corp., 9 7/8%, sr. sub. notes series B, 06/15/07 .............   CCC-        Caa3            1,796,875
  3,706,000  Contour Energy Co., 14%, 04/15/03 ...........................................   B-          B3              3,724,530
  3,750,000  First Wave Marine Inc., 11%, sr. notes, 02/01/08 ............................   B-          B3              2,250,000
  2,000,000  Frontier Oil Corp., 11 3/4%, sr. notes, 11/15/09 ............................   B+          B2              1,925,000
  2,000,000  Grey Wolf Inc., 8 7/8%, sr. notes, 07/01/07 .................................   B+          B1              1,845,000
                                                                                                                      ------------
                                                                                                                        11,541,405
                                                                                                                      ------------
             PERSONAL AND NONDURABLE CONSUMER PRODUCTS -- 0.38%
$ 2,400,000  AAI Fostergrant Inc., 10 3/4%, sr. notes, 07/15/06 ..........................   CCC         Caa3         $    600,000
  1,000,000  Styling Technology Corp., 10 7/8%, sr. sub. notes, 07/01/08 .................   C           Caa3              300,000
                                                                                                                      ------------
                                                                                                                           900,000
                                                                                                                      ------------
             PERSONAL TRANSPORTATION -- 1.18%
  2,000,000  Trans World Airlines, 11 1/2%, sr. secd. notes, 12/15/04 ....................   CCC         B2              1,270,000
  2,000,000  Trans World Airlines, 12%, sr. secd. notes, 04/01/02 ........................   NR          B2              1,565,000
                                                                                                                      ------------
                                                                                                                         2,835,000
                                                                                                                      ------------
             PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- 0.28%
  1,000,000  Advantica Restaurant Group, 11 1/4%, sr. notes, 01/15/08 ....................   B           B3                660,000
                                                                                                                      ------------
             PRINTING AND PUBLISHING -- 2.25%
  9,000,000  Repap Enterprises, 6%, conv. sub. debs., 06/30/05, 144A .....................   NR          NR              5,400,000
                                                                                                                      ------------
             RETAIL STORES -- 1.88%
  1,000,000  Mother's Work Inc., 12 5/8%, sr. notes, 08/01/05 ............................   B           B3                940,000
  2,000,000  Petro Stopping Center, 10 1/2%, sr. notes, 02/01/07 .........................   B           B3              1,740,000
  2,250,000  Wickes Lumber Co., 11 5/8%, sr. sub. notes, 12/15/03 ........................   CCC         Caa1            1,822,500
                                                                                                                      ------------
                                                                                                                         4,502,500
                                                                                                                      ------------
             STRUCTURED FINANCE OBLIGATIONS -- 1.49%
  4,000,000  DLJ CBO LTD., 11.96%, Class C-2 notes, 04/15/11 .............................   NR          NR              3,580,000
                                                                                                                      ------------
             TELECOMMUNICATIONS -- 15.77%
  3,250,000  Arch Communications Inc., 13 3/4%, sr. notes, 04/15/08 ......................   B-          B3              2,713,750
  5,000,000  BTI Telecom Corporation, 10 1/2%, sr. notes, 09/15/07 .......................   B           B3              4,012,500
    500,000  Econophone (Destia Comm.) Inc., 13 1/2%, sr. notes, 07/15/07 ................   NR          NR                520,625
  8,500,000  Globalstar, L.P., 11 3/8%, sr. notes, 02/15/04 ..............................   B-          Caa1            3,060,000
  7,000,000  GST Network Funding Inc., 0%, sr. secd. disc. notes, 05/01/08 ...............   NR          NR              2,730,000
 15,480,000  Motient Corporation, 12 1/4%, 04/01/08 ......................................   NR          NR             11,300,400
  6,000,000  MPower, 13%, 10/01/04 .......................................................   NR          NR              6,090,000
  1,500,000  Telehub Communications Corporation, 0%, sr. disc. notes, 07/31/05(c) ........   NR          NR                120,000
  3,000,000  USA Mobile Communication, 9 1/2%, sr. notes, 02/01/04 .......................   B-          B3              2,400,000
  2,000,000  Viatel Inc., 11 1/4%, sr. notes, 04/15/08 ...................................   B-          B3              1,110,000
  2,000,000  Viatel Inc., 0%, sr. disc. notes, 04/15/08 ..................................                               1,820,000
  2,000,000  Winstar Communications, Inc., 12 3/4%, sr. notes, 04/15/10, 144A ............   B-          B3              1,910,000
                                                                                                                      ------------
                                                                                                                        37,787,275
                                                                                                                      ------------
             TEXTILES AND LEATHER -- 1.65%
  4,960,000  Converse Inc., 7%, sub. notes conv., 06/01/04 ...............................   NR          NR                520,800
  1,000,000  Glenoit Corporation, 11%, sr. sub. notes, 04/15/07 ..........................   D           Ca                210,000
  3,800,000  Norton McNaught, 12 1/2%, sr. notes, 06/01/05 ...............................   B           B2              3,230,000
                                                                                                                      ------------
                                                                                                                         3,960,800
                                                                                                                      ------------
             Total Fixed Income (cost $262,032,747).......................................                            $221,447,382
                                                                                                                      ------------

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000

COMMON STOCK, PREFERRED STOCK AND WARRANTS -- 3.24%
                                                                                                                       Value
 Units     Description                                                                                                (Note 2)
 -----     -----------                                                                                                --------
 41,666    Altiva Financial Corp.* ............................................................................     $     52,083
 62,031    AMC Financial Inc.* ................................................................................                0
  2,000    American Telecasting Inc., warrants* ...............................................................               20
185,900    Ames Department Stores Inc. ........................................................................                0
    131    ANKER Coal Group Inc., 144A ........................................................................                0
 13,531    Brooke Group Limited ...............................................................................          187,743
  5,925    Capital PAC Holdings Inc., warrants, 144A* .........................................................                0
100,000    Commodore Separation Technology ....................................................................           25,000
100,000    Commodore Separation Technology, warrants* .........................................................                0
    550    CS Wireless Systems Inc., 144A* ....................................................................                1
  2,000    Epic Resorts LLC, warrants, 144A* ..................................................................                0
  8,862    Equus Gaming Co. L.P. ..............................................................................           12,185
 10,000    GIGA Information Group Inc.* .......................................................................           80,000
 28,000    Gothic Energy Corporation, warrants* ...............................................................                0
  9,533    Gothic Energy Corporation, warrants, 144A* .........................................................                0
 17,251    GP Strategies Corp.* ...............................................................................           71,160
 11,000    Harcor Energy Inc., warrants* ......................................................................                0
  1,500    Heartland Wireless, warrants, 144A* ................................................................                0
  1,000    Knology Holdings Inc., warrants, 144A* .............................................................                0
  2,000    Loral Orion Network Systems Inc., warrants* ........................................................           23,750
    500    Motels of America Inc., 144A* ......................................................................              125
    291    Mother's Work Inc.* ................................................................................            3,492
475,000    Motient Corporation* ...............................................................................        5,937,500
 13,480    Motient Corporation, warrants* .....................................................................        1,012,685
    300    MPower, warrants* ..................................................................................           14,700
  8,774    NS Group Inc. ......................................................................................          139,287
  3,500    Optel Inc., warrants* ..............................................................................                0
  6,900    Orbital Imaging Corp., warrants, 144A* .............................................................          138,863
148,117    Premier Cruises Ltd. ...............................................................................                0
  1,000    Sabreliner Corporation, warrants* ..................................................................                0
  3,750    Sheffield Steel Corp., warrants* ...................................................................                0
    500    Signature Brands, Inc., warrants* ..................................................................                0
  1,500    Telehub Communications Corporation, 144A ...........................................................            1,500
  2,000    Trans World Airlines ...............................................................................           10,000
  1,000    Unifi Communications Inc., warrants, 144A* .........................................................              135
  9,800    Uniroyal Technology Corp., warrants* ...............................................................                0
  4,500    Vialog Corporation, warrants* ......................................................................            1,740
  1,500    WHX Corp. ..........................................................................................           41,344
  1,500    Wireless One Inc., warrants* .......................................................................               15
                                                                                                                    ------------
           TOTAL COMMON STOCK, PREFERRED STOCK, AND WARRANTS (cost $11,901,284) ...............................        7,753,328
                                                                                                                    ------------
           TOTAL INVESTMENTS IN SECURITIES -- 95.63% (cost $273,934,031) ......................................      229,200,710
                                                                                                                    ------------
           OTHER ASSETS -- 4.37% ..............................................................................       10,480,433
                                                                                                                    ------------
           TOTAL ASSETS -- 100.00% ............................................................................     $239,681,143
                                                                                                                    ============
(a)  Percentages indicated are based on total assets.
(b)   Denotes company has filed for bankruptcy.
(c)  Denotes security currently in default.
 NR  Denotes not rated.
  *  Non-income producing security.

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

BALANCE SHEET
April 30, 2000

ASSETS

Investments in securities (identified cost $273,934,031; see Schedule of Investments and Note 2) ................      $229,200,710
Cash ............................................................................................................            34,824
Receivables:
Investment securities sold ......................................................................................         2,010,208
Interest and dividends ..........................................................................................         8,306,092
Prepaid insurance ...............................................................................................            99,750
Other assets ....................................................................................................            29,559
                                                                                                                       ------------
Total assets ....................................................................................................      $239,681,143
                                                                                                                       ------------

LIABILITIES

Payables:
Investment securities purchased .................................................................................      $  1,014,800
Accrued expenses (Note 3) .......................................................................................           642,576
Bank loan (Note 12) .............................................................................................        75,000,000
                                                                                                                       ------------
Total liabilities ...............................................................................................      $ 76,657,376
                                                                                                                       ------------
Net Assets:
Common stock, $.03 par value --
Authorized -- 100,000,000 shares
Issued and outstanding -- 26,774,364 shares .....................................................................      $    803,231
Capital in excess of par value (Note 5) .........................................................................       286,469,565
Distributions in excess of accumulated net investment income (Note 2) ...........................................          (230,764)
Accumulated net realized loss from security transactions ........................................................       (79,284,944)
Net unrealized depreciation on investments ......................................................................       (44,733,321)
                                                                                                                       ------------
Total net assets (equivalent to $6.09 per share, based on 26,774,364 shares outstanding) ........................      $163,023,767
                                                                                                                       ============

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000

INVESTMENT INCOME (Note 2):
Interest income ...............................................................................................        $ 15,954,147
Dividend income ...............................................................................................             345,148
Accretion of discount and other miscellaneous income ..........................................................           2,426,353
                                                                                                                       ------------
Total investment income .......................................................................................        $ 18,725,648
                                                                                                                       ------------

EXPENSES:
Interest expense ..............................................................................................        $  2,002,369
Investment advisory fees (Note 3) .............................................................................             741,849
Custodian and transfer agent fees .............................................................................             130,079
Insurance expense .............................................................................................             193,829
Professional fees .............................................................................................             151,157
Directors' fees ...............................................................................................              42,466
Miscellaneous expense .........................................................................................              79,539
                                                                                                                       ------------
Total expenses ................................................................................................        $  3,341,288
                                                                                                                       ------------
Net investment income .........................................................................................        $ 15,384,360
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments sold .........................................................................        $(31,141,129)
Net change in unrealized depreciation of investments (Note 2) .................................................           7,455,860
                                                                                                                       ------------
Net realized and unrealized loss on investments ...............................................................        $(23,685,269)
                                                                                                                       ------------
Net decrease in net assets resulting from operations ..........................................................        $ (8,300,909)
                                                                                                                       ============

                            The accompanying notes are an integral part of these financial statements.


PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the six months ended April 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and dividends received .................................................................................     $  15,239,327
Operating expenses paid .........................................................................................        (3,129,534)
                                                                                                                      -------------
Net cash provided by operating activities .......................................................................     $  12,109,793
                                                                                                                      -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of portfolio securities ................................................................................     $(202,655,762)
Sales and maturities of portfolio securities ....................................................................       180,396,931
                                                                                                                      -------------
Net cash used in investing activities ...........................................................................     $ (22,258,831)
                                                                                                                      -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank loan .........................................................................................     $  25,000,000
Common stock dividends paid from operations .....................................................................       (14,842,134)
                                                                                                                      -------------
Net cash provided by financing activities .......................................................................     $  10,157,866
                                                                                                                      -------------
NET INCREASE IN CASH ............................................................................................     $       8,828
CASH, BEGINNING OF PERIOD .......................................................................................            25,996
                                                                                                                      -------------
CASH, END OF PERIOD .............................................................................................     $      34,824
                                                                                                                      =============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations ............................................................     $  (8,300,909)
Increase in interest and dividend receivables ...................................................................        (1,403,809)
Increase in prepaid insurance ...................................................................................           (24,615)
Increase in other assets ........................................................................................           (25,713)
Increase in accrued expenses ....................................................................................           262,083
Net realized loss on investments ................................................................................        31,141,129
Change in net unrealized loss on investments ....................................................................        (7,455,860)
Accretion of bond discount ......................................................................................        (2,082,513)
                                                                                                                      -------------
Net cash provided by operating activities .......................................................................     $  12,109,793
                                                                                                                      =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest ........................................................................     $   1,743,163
Cash paid during the period for excise taxes ....................................................................     $        --
                                                                                                                      =============

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS           FISCAL YEAR
                                                                                                      ENDED                ENDED
                                                                                                     APRIL 30,          OCTOBER 31,
                                                                                                       2000                1999
                                                                                                   ------------        ------------
FROM OPERATIONS:
Net investment income ......................................................................       $ 15,384,360        $ 26,901,413
Net realized loss on investments sold ......................................................        (31,141,129)        (38,743,202)
Change in net unrealized depreciation of investments .......................................          7,455,860          13,820,247
                                                                                                   ------------        ------------
Net (decrease) increase in net assets resulting from operations ............................       $ (8,300,909)       $  1,978,458
                                                                                                   ------------        ------------

FROM FUND SHARE TRANSACTIONS:
Shares issued (100,461 and 237,917 shares, respectively) to common stockholders for
reinvestment of dividends ..................................................................       $    653,340        $  2,063,366
Net proceeds from sale of common stock issued (6,630,663 shares after deducting $2,691,261
of soliciting fees and other expenses) .....................................................               --            54,995,507
                                                                                                   ------------        ------------
Net increase in net assets resulting from fund share transactions ..........................       $    653,340        $ 57,058,873
                                                                                                   ------------        ------------

DISTRIBUTIONS TO STOCKHOLDERS:
Common dividends ($0.58 and $1.26 per share, respectively) from operations .................       $(15,384,360)       $(30,583,565)
Common dividends ($0.00 and $0.00 per share, respectively) in excess of net investment income          (111,114)            (87,410)
                                                                                                   ------------        ------------
Net decrease in net assets resulting from distributions ....................................       $(15,495,474)       $(30,670,975)
                                                                                                   ------------        ------------
Total (decrease) increase in net assets ....................................................       $(23,143,043)       $ 28,366,356

NET ASSETS:
Beginning of period ........................................................................        186,166,810         157,800,454
                                                                                                   ------------        ------------
End of period (including $230,764 and $119,650 of distributions in excess of accumulated
  net investment income as of April 30, 2000 and October 31, 1999, respectively) ...........       $163,023,767        $186,166,810
                                                                                                   ============        ============

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                      For the Years Ended October 31, (b)
                                                --------------------------------------------------------------------------------
                                                 For the
                                                Six Months
                                                   Ended
                                                 April 30,
                                                    2000          1999          1998          1997          1996          1995
                                                  --------      --------      --------      --------      --------      --------
Net asset value, beginning of period ........     $   6.98      $   7.97      $  11.94      $  11.70      $  11.10      $  11.07
                                                  --------      --------      --------      --------      --------      --------
Net investment income .......................     $   0.58      $   1.08#     $   1.30#     $   1.38#     $   1.50#     $   1.35
Net realized and unrealized gain (loss) on
  investments................................        (0.89)       (1.00)#       (3.76)#          .72#          .60#          .09
                                                  --------      --------      --------      --------      --------      --------
        Total from investment operations ....     $   6.67      $   .08       $ (2.46)      $   2.10      $   2.10      $   1.44
                                                  --------      --------      --------      --------      --------      --------
Distributions:
Dividends from accumulated net
  investment income
    To preferred stockholders ...............     $  --         $  --         $  (.03)      $  (.09)      $  (.12)      $  (.15)
    To common stockholders ..................        (0.58)        (1.26)        (1.26)        (1.26)        (1.26)        (1.26)
                                                  --------      --------      --------      --------      --------      --------
        Total distributions .................     $  (0.58)     $  (1.26)     $  (1.29)     $  (1.35)     $  (1.38)     $  (1.41)
                                                  --------      --------      --------      --------      --------      --------
Effect of sale of common stock and related
  expenses from rights offerings ............     $  --         $    .19      $   (.22)     $   (.51)     $   (.12)     $  --
                                                  --------      --------      --------      --------      --------      --------
Net asset value, end of period ..............     $   6.09      $   6.98      $   7.97      $  11.94      $  11.70      $  11.10
                                                  ========      ========      ========      ========      ========      ========
Per share market value, end of  period ......     $   6.56      $   7.94      $  10.25      $  12.39      $  12.00      $  11.64
                                                  ========      ========      ========      ========      ========      ========
Total investment return .....................     (10.97)%(d)   (11.78)%       (7.63)%        14.82%        15.29%        28.57%
                                                  ========      ========      ========      ========      ========      ========
Net assets, end of period, applicable to
  common stock (a) ..........................     $163,024      $186,167      $157,800      $175,909      $120,711      $ 93,309
                                                  ========      ========      ========      ========      ========      ========
Net assets, end of period, applicable to
  preferred stock (a) .......................     $  --         $  --         $  --         $ 20,000      $ 20,000      $ 20,000
                                                  ========      ========      ========      ========      ========      ========
Net assets, end of period (a) ...............     $163,024      $186,167      $157,800      $195,909      $140,711      $113,309
                                                  ========      ========      ========      ========      ========      ========
Ratio of operating expenses to average net
  assets, applicable to common stock ........        3.68%(c)      2.67%         2.67%         2.30%         3.06%         3.27%
Ratio of net investment income to average net
  assets, applicable to common stock ........       16.95%(c)     13.72%        11.92%        11.94%        13.20%        13.47%
Ratio of operating expenses to average
  net assets** ..............................        2.75%(c)+     2.14%+        2.18%+        1.81%+        2.21%+        2.28%+
Ratio of net investment income to average
  net assets** ..............................       12.64%(c)     11.01%          9.72%         9.42%         9.51%         9.39%
Portfolio turnover rate .....................       79.88%(d)     126.45%       156.48%       176.04%       108.33%        80.71%

(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-
    for-three reverse stock split in April of 1998. (Note 10).
(c) Annualized.
(d) Not annualized.
 ** Ratios calculated on the basis of expenses and net investment income relative to average net assets (total assets less accrued liabilities (excluding bank loans and senior notes)).
  + Excluding interest expense, the ratio of operating expenses to average net assets (total assets less accrued liabilities
    (excluding bank loans and senior notes)) is 1.10%, 0.95%, 1.20%, 1.13%, 1.30% and 1.29%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

 The accomapnying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                                          For the
                                         Six Months
                                           Ended                               As of October 31,
                                          April 30,     --------------------------------------------------------------------
                                            2000           1999           1998        1997           1996          1995
                 -----------------------------------------------------------------------------------------------------------
Total Amount Outstanding:
  Indebtedness ......................   $75,000,000    $50,000,000   $40,000,000   $20,000,000    $20,000,000    $20,000,000
  Preferred stock ...................          --             --            --      20,000,000     20,000,000     20,000,000

Asset Coverage:
  Per Indebtedness(a) ...............           317%           472%          495%        1,080%           804%           667%
  Per preferred stock share (b) .....        N/A            N/A           N/A              540%           402%           333%

Involuntary Liquidation Preference:
  Per preferred stock share (c) .....        N/A            N/A           N/A      $   100,000    $   100,000    $   100,000

Approximate Market Value:
  Per note ..........................        N/A            N/A           N/A      $  1,003.80    $    990.00    $    987.50
  Per preferred stock share .........        N/A            N/A           N/A          100,000        100,000        100,000

(a)  Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities)
     from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b)  Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities)
     from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c)  Plus accumulated and unpaid dividends.

 The accomapnying notes are an integral part of these financial statements.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non-investment-grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser pursuant to procedures approved by the Board of Directors.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  At April 30, 2000, the cost of investments in securities for federal income tax purposes was $273,966,890. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $5,532,400. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $50,298,580. The net unrealized loss on securities held by the Fund was $44,766,180 for federal income tax purposes.

  At October 31, 1999, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

           CARRYOVER
           AVAILABLE                 EXPIRATION DATE

         $   (808,396)              October 31, 2002
           (3,703,531)              October 31, 2003
           (4,688,248)              October 31, 2006
          (37,346,116)              October 31, 2007
         -----------
         $(46,546,291)
         ============

  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes had been deferred and amortized on a straight-line basis over a period of five years. The senior notes were redeemed (see Note 4) and the remaining deferred balance was written-off during the year ended October 31, 1998.

  (e) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc. (PSIM) entered into an agreement to sell certain of its assets and goodwill relating to the management of the Fund to Highland Capital Management, L.P. (Highland, or Investment Adviser) effective January 21, 2000. During the period between November 1, 1999 and January 21, 2000, PSIM earned $338,412 in management fees.

  As of January 21, 2000, the Fund entered into a new advisory agreement with Highland. Highland earned $403,437 in management fees for the period from January 21, 2000 to April 30, 2000. Management fees paid by the Fund to both PSIM and Highland were calculated at .65% (on an annual basis) of the average weekly net asset value defined as, total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock), up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At April 30, 2000, the fee payable to the Investment Adviser was $101,747, which was included in accrued expenses in the accompanying balance sheet.

(4) PURCHASES AND SALES OF SECURITIES
  For the period ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $203,812,172 and $180,705,160, respectively. There were no purchases or sales of U.S. Government obligations during the period ended April 30, 2000.

(5) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meeting.

(6) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.105 per share payable on November 30, 1999, $.095 per share payable on December 31, 1999 and January 31, February 29, March 31 and April 30, 2000.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for a distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If, on the record date for distributions, the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(7) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At April 30, 2000, the fair value of the bank term loan was $75,000,000.

(8) REVERSE STOCK SPLIT
  In March of 1998, the shareholders of the Fund approved a one-for-three reverse stock split which became effective on April 1, 1998. Certain per share amounts included in the accompanying financial statements have been restated to give effect to this reverse stock split.

(9) RIGHTS OFFERING
  On January 26, 1999, the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, nontransferable rights entitling the holders thereof to subscribe for an aggregate of 6,630,663 shares of the Fund's common stock. Each record date shareholder received one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the rate of one share of common stock for every three rights held. The subscription period for the rights offering expired on February 19, 1999 and the Fund issued, on a post-split basis, 6,630,663 shares of common stock at $8.70 per share. Proceeds to the Fund amounted to $54,995,507, net of soliciting fees and offering expenses of $2,691,261.

(10) BANK LOAN
  Effective January 21, 2000, the Fund has entered into a $75 million credit agreement ("the Agreement") with a lending institution. The Fund's ability to utilize this facility extends until January 19, 2001, though there are provisions in the Agreement which allow for its modification, including extension, termination and reduction of the facility amount. The applicable interest rate is LIBOR plus 0.55%. Under the terms of the loan agreement the Fund is required to maintain certain debt covenants. The Agreement also provides for commitment fees at a rate of 0.10% per year on the daily amount by which the aggregate amount of the commitment amount of $75 million exceeds the aggregate outstanding principal of the bank loans. At April 30, 2000, the outstanding loan balance was $75 million.

  Prior to January 21, 2000, the Fund had a $50 million credit agreement with another lending institution. This loan was repaid with funds drawn from the $75 million agreement.

  The weighted average balance and interest rate on these agreements were $61,429,000 and 6.37%, respectively, for the six month period ending April 30, 2000. The average interest rate on the outstanding balance at April 30, 2000 was 6.80%.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of April 30, 2000, the related statements of operations and cash flows for the six month period then ended, the statements of changes in net assets for the six month period ended April 30, 2000 and the year ended October 31, 1999 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of April 30, 2000, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 2, 2000

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                      AUDITORS
Highland Capital Management, L.P.       Arthur Andersen LLP
13455 Noel Road LB#45                   Boston, MA
Dallas, TX 75240
                                        TRANSFER AND SHAREHOLDERS' SERVICING
OFFICERS                                AGENT
James Dondero -- President              State Street Bank and Trust Company
Mark Okada -- Executive Vice-           P.O. Box 8200
President,                              Boston, MA 02266
R. Joseph Dougherty -- Senior Vice-     (800) 426-5523
President and
Secretary                               CUSTODIAN
                                        State Street Bank and Trust Company
DIRECTORS                               Boston, MA
John S. Albanese
C. William Carey                        Listed: NYSE
James Dondero                           Symbol: PHY
John Honis
Timothy Hui
Scott Kavanaugh
James Leary
Mark Okada
Harlan D. Platt
Christopher E. Roshier

LEGAL ADVISER
Strock & Strock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th Floor, North Quincy, MA 02171.

  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
  13455 Noel Road LB#45
  Dallas, TX 75240